SUBLEASE


1. Parties. This Sublease, dated _______________,  1997, is made between Ernst &
Young  U.S.  LLP,  a  limited  liability  partnership   registered  in  Delaware
("Sublandlord"), and SPSS Inc., a Delaware corporation("Subtenant").

2. Master Lease. Sublandlord is the tenant under a lease dated September 25, 1991 (as amended on March 2, 1992, July 24, 1992 and July 28, 1992), wherein Tower Leasing, Inc. successor in interest to ST Holdings, Inc., a Delaware corporation ("Master Landlord") leases to Sublandlord certain premises described as approximately 352,356 square feet in that certain building (the "Building") commonly known as Sears Tower at 233 South Wacker Drive in the City of Chicago, State of Illinois (the "Master Premises"). Such lease, as amended, is herein referred to as the "Master Lease" is attached hereto as EXHIBIT A.

3.       Premises.

         3.1 Initial Occupancy; Add-On Premises. Sublandlord hereby subleases to Subtenant on the terms and conditions set forth in this Sublease a portion of the Master Premises consisting of approximately 20,000 square feet on the 11th floor of the Building (referred to herein as the "Initial Premises" or, together with any other space from time to time demised hereby, the "Premises"). Effective February 1, 1998 (herein the "Add-On Date") there shall be added to the Premises, without notice or further act by Sublandlord or Subtenant, a portion of the Master Premises, consisting of approximately 20,000 square feet on the 12th floor of the Building (herein referred to as the "Add-On Premises"). Subtenant shall designate the exact location of the Initial Premises and of the Add-On Premises in exhibits to be incorporated into this Sublease by way of amendments (the "Initial Premises Amendment" and the "Add-On Amendment", respectively). The Initial Premises Amendment shall be executed and delivered by Subtenant to Sublandlord as soon as reasonably possible after the execution hereof, the Add-On Amendment shall be executed and delivered by Subtenant to Sublandlord prior to November 1, 1997.

         3.2 Expansion Right. At any time and from time to time on or before November 1, 1998, upon at least five (5) days prior written notice to Sublandlord, Subtenant shall have the right to exercise the option to expand into all or any part of the remainder portion of the 11th and 12th floors which is not part of the Premises subleased by Subtenant pursuant to Section 3.1 hereunder (the "Remainder Portion"). In Subtenant's written notice of exercise of its option to sublease all or any part of the Remainder Portion ("Subtenant's Exercise Notice") Subtenant shall specify the specific area of the Remainder Portion as to which Subtenant's Exercise Notice relates and the date upon which it desires to take occupancy of such part of the Remainder Portion (the "Occupancy Date") which shall in no event be earlier than five (5) days from the date of Subtenant's Exercise Notice. Upon the Occupancy Date the area as to which the Exercise Notice relates shall be deemed to be part of and included within the "Premises" subleased hereunder. In all events, to the extent that on November 1, 1998 there is any part (including the whole thereof) of the Remainder Portion which has not been previously subleased by Subtenant pursuant to the foregoing expansion provisions of this Section 3.2 or pursuant to Section 3.3.1, such unsubleased part of the Remainder Portion shall be deemed to constitute part of and be included within the Premises subleased hereunder so that as of November 1, 1998 the Premises shall be comprised of the entire 11th and 12th floors of the Building consisting of approximately 99,444 rentable square feet.

         3.3      Actual Occupancy.

                  3.3.1 Notwithstanding the provisions of Section 3.2 hereof, but subject to the provisions of Section 3.3.2, to the extent that Subtenant actually occupies or in any manner uses any portion of the Remainder Portion for business operations, storage or placement of personnel, whether temporary or permanent, such use shall cause such part of the Remainder Portion to become part of the Premises for all purposes of this Sublease as though Subtenant had exercised its option to expand into such space and incorporate it within the Premises in accordance with the provisions of Section 3.2.

                  3.3.2 Subtenant, its agents, employees contractors and subcontractors, shall have the right from time to time to enter upon and occupy
(i) all or any portion of the Remainder Portion located on the 11th floor at any time from and after the Commencement Date for the purpose of constructing the "First Phase" of "Subtenant's Work" as described in Section 34.1 and (ii) all or any portion of the Remainder Portion located on the 12th floor at any time from and after the Add-On Date for the purpose of constructing the "Second Phase" of Subtenant's Work as described in Section 34.1. Such entry upon and occupancy of all or any portion of the Remainder Portion for such construction purposes shall not constitute or be deemed to be the addition of such space to the Premises. However, such entry and occupancy shall be deemed to be under all of the terms, covenants, conditions and provisions of this Sublease except those relating to the payment of Base Rent, other rent and Operating Costs, and expressly including, without limitation, Section 11 hereof (relating to utilities and services), Section 17 hereof (relating to insurance) and Section 18 hereof (relating to indemnity).

4. Warranty by Sublandlord. Sublandlord warrants and represents to Subtenant that the Master Lease is in full force and effect and has not been amended or modified except as expressly set forth herein, that, to Sublandlord's knowledge, Sublandlord is not in default or breach of any of the provisions of the Master Lease, and that, to Sublandlord's knowledge, Master Landlord is not in default or breach of any of the provisions of the Master Lease.

5. Term. The term ("Term") of this Sublease shall commence (the "Commencement Date") on the latest of: (i) April 1, 1997, (ii) ten (10) business days after the Required Consent has been obtained in writing in accordance with Section 32 hereof, or (iii) the date Subtenant has executed and delivered the Initial Premises Amendment to Sublandlord, and end on May 31, 2012 (the "Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the date set forth in clause (i), Sublandlord and Subtenant shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Initial Premises shall be delivered to Subtenant on the Commencement Date; and possession of the Add-On Premises shall be delivered to Subtenant on the Add-On Date, such deliveries being subject to delays for casualties. Notwithstanding the foregoing, if Sublandlord has not delivered possession of the Initial Premises to Subtenant within ten (10) business days after the date that Master Landlord has delivered to Sublandlord its written consent to this Sublease, Subtenant may give written notice to Sublandlord of Subtenant's intention to cancel this Sublease. Such notice shall set forth an effective date for such cancellation which shall be the first business day after delivery of such notice to Sublandlord. If Sublandlord delivers possession to Subtenant on or before such effective date, this Sublease shall remain in full force and effect. If Sublandlord fails to deliver possession to Subtenant on or before such effective date, this Sublease shall be canceled, in which case any consideration previously paid by Subtenant to Sublandlord on account of this Sublease shall be returned to Subtenant, this Sublease shall thereafter be of no further force or effect, and Sublandlord shall have no further liability to Subtenant on account of such delay or cancellation.

6.       Rent.

         6.1 Base Rent. Subtenant shall pay to Sublandlord monthly base rent in accordance with the schedule set forth hereinbelow, without deduction, setoff, notice, or demand (except as provided in Section 34.4 below with respect to Subtenant's set-off right in respect of the Work Allowance), at the address set forth in Section 12, or at such other place as Sublandlord shall designate from time to time by notice to Subtenant. Monthly installments of base rent shall be payable in advance, on the first day of each calendar month of the Term on and after November 1, 1998. Subtenant shall pay to Sublandlord upon execution of this Sublease the amount of $145,022.50 as base rent for November 1, 1998. No base rent shall be payable with respect to any period prior to November 1, 1998, subject to Section 35 hereof. If the payment of base rent begins or the Term ends on a day other than the first or last day of a month, the base rent for the partial months shall be prorated on a per diem basis.

Rent Schedule

---------------------------------- -----------------------------------------

 Monthly Base Rent                                 Payment Period
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $145,022.50                                  11/1/98 - 10/31/99
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $149,166.00                                  11/1/99 - 10/31/00
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $153,309.50                                  11/1/00 - 10/31/01
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $157,453.00                                  11/1/01 - 10/31/02
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $161,596.50                                  11/1/02 - 10/31/03
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $165,740.00                                  11/1/03 - 10/31/04
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $169,883.50                                  11/1/04 - 10/31/05
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $174,027.00                                  11/1/05 - 10/31/06
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $178,170.50                                  11/1/06 - 10/31/07
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $182,314.00                                  11/1/07 - 10/31/08
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $186,457.50                                  11/1/08 - 10/31/09
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $190,601.00                                  11/1/09 - 10/31/10
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $194,744.50                                  11/1/10 - 10/31/11
---------------------------------- -----------------------------------------
---------------------------------- -----------------------------------------

    $198,888.00                                  11/1/11 - 5/31/12
---------------------------------- -----------------------------------------

         6.2 Operating Costs. The Master Lease requires Sublandlord to pay to Master Landlord a portion of the expenses of owning and operating the Building and the land upon which it is situated ("Operating Costs"), including, but not limited to, maintenance and repair, taxes, utilities, and insurance, all as more particularly described in Section 3 of the Master Lease. Commencing as of January 1, 1998, Subtenant shall be responsible for, as additional rent, Subtenant's Proportionate Share of the amounts payable by Sublandlord under the Master Lease as Operating Costs incurred for the Master Premises in excess of those incurred for calendar year 1997. Subtenant shall have no responsibility for the payment of Operating Costs in 1997. The Operating Costs shall be payable by Subtenant to Sublandlord hereunder as and when such Operating Costs are payable by Sublandlord to Master Landlord pursuant to the Master Lease. If the Master Lease provides for the payment by Sublandlord of Operating Costs on the basis of estimates thereof, then, Subtenant's proportionate share of such estimates shall be payable as and when estimates are payable by Sublandlord under the Master Lease. Notwithstanding the two immediately foregoing sentences, payments of Subtenant's Proportionate Share of Operating Costs which would otherwise be due from January 1, 1998 through October 31, 1998, shall accrue and not be due and payable until November 1, 1998. When adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublandlord and Subtenant hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublandlord and Subtenant under this Section 6.2 shall survive such expiration or termination. Sublandlord shall, upon request by Subtenant, furnish Subtenant with copies of all statements submitted by Master Landlord of actual or estimated Operating Costs during the Term.

                  As used herein, "Subtenant's Proportionate Share" shall mean the ratio, expressed as a percentage to the nearest 1/100 of one percent, of the total rentable square footage of the Premises demised hereby from time to time to the total rentable square footage of the Master Premises from time to time leased to Sublandlord pursuant to the Master Lease. It is hereby acknowledged and agreed that as of the date hereof the Master Premises leased to Sublandlord pursuant to the Master Lease consists of all of the 11th through 17th floors of the Building and contains approximately 352,356 rentable square feet and that, assuming that such Master

Premises remain leased to Sublandlord as of November 1, 1998, then Subtenant's Proportionate Share as of November 1, 1998 shall be 28.22% (representing the ratio of 99,444 to 352,356).

         6.3 Additional Rent. All amounts over and above, or in addition to, base rent which are payable by Subtenant to Sublandlord under the terms of this Sublease, including but not limited to the Operating Costs described in Section 6.2, shall be deemed additional rent hereunder and Sublandlord shall have all the rights and remedies in the event of the nonpayment thereof as it would have had in the event of the nonpayment of any installment of base rent.

7.       Security Deposit.  (Intentionally Deleted)

8. Use of the Premises. The Premises shall be used and occupied only for general offices and/or professional business purposes consistent with the provisions of the Master Lease, and for no other use or purpose.

9. Assignment and Subletting. Except as expressly provided in this Section 9, Subtenant shall not hypothecate its interest in or assign this Sublease, or sublet, license or otherwise transfer any interest in the Sublease or all or any part of the Premises without (i) the prior written consent of Sublandlord, which consent shall not be unreasonably withheld or delayed, and (ii) the prior written consent of Master Landlord in accordance with the terms and provisions of the Master Lease. Subtenant shall pay, within ten (10) days of written demand, any fees or costs payable to Master Landlord under the Master Lease and Sublandlord's reasonable attorneys' fees incurred in connection with Subtenant's request for consent to a sublease or assignment of this Sublease. Notwithstanding the foregoing, Subtenant may, upon delivery of written notice to Sublandlord and subject to the prior written consent of Master Landlord in accordance with the terms and provisions of the Master Lease, assign this Sublease in whole or in part or sublet or license all or any portion of the Premises to any entity to which substantially all of the assets, stock or business of Subtenant is transferred or with which Subtenant is merged or consolidated; provided that Subtenant delivers to Sublandlord prior written notice of the name of any successor company and a copy of the Master Landlord's consent to such transfer of this Sublease, and any other documentation reasonably requested by Sublandlord, including a copy of the assignment or sublease document.

10.      Other Provisions of Sublease.

         10.1 All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the landlord thereunder, Subtenant the tenant thereunder, and the Premises the Master Premises, but incorporating such provisions herein shall not obligate Sublandlord or be construed as causing Sublandlord to assume or agree to perform any obligations assumed by the Master Landlord or be responsible for any representations or warranties of Master Landlord under the Master Lease.
Notwithstanding the foregoing and subject to the provisions of Section 10.2 below, the following provisions shall be deemed deleted from the Master Lease for the purpose of incorporation herein: 1,2,3, the last sentence of 4.A (except for the right to use the Premises' ceiling plenum space and the underfloor duct system for wiring and cabling in accordance with Exhibit E and Section 8 of the Master Lease), 5, the proviso at the end of the second sentence of 6.A (ii) and the second to the last sentence of 6.A(ii), the references to 5 years of free electricity for incidental uses in 6.E (i), 6.E (ii), the second sentence of 15.D, 15.E (ii) and (iii), 17, the last two sentences of 19.A, 25, 26.J, 26.Q, 26.R, 26.S, 26.T, 26.U, 26.W, 26.Z, the first and the last sentence of 26.V, 26.Y, 26.CC, 27, 28, 29, 30, 31, 32, 33, 34 and 36, and Exhibits E, I, K, L, M,
N, O, P, Q-1, Q-2, Q-3, Q-4, Q-5, Q-6, and R. Notwithstanding any other provision hereof (i) Subtenant shall only be entitled to abatement of rent under this Sublease pursuant to Sections 6.B, 11 and 14 of the Master Lease as incorporated herein to the extent Sublandlord receives rent abatement from Master Landlord for the Premises pursuant to the terms of the Master Lease, (ii) only Sublandlord, as the named tenant under the Master Lease, shall be entitled to the benefits of 19.A. (ii), and (iii) in Sections 26.H, 26.I and 26.X the references to "Landlord" shall be deemed to refer only to Master Landlord. Subtenant assumes and agrees to perform the tenant's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay "Base Rent" and "Additional Rent" to Master Landlord under Sections 2 and 3, respectively, of the Master Lease shall be considered performed by Subtenant to the extent and in the amount base rent and Operating Costs are paid to Sublandlord in accordance with Sections 6.1 and 6.2 of this Sublease. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. If the Master Lease gives Sublandlord any right to terminate the Master Lease in the event of the partial or total damage, destruction, condemnation of the Master Premises or the Building or otherwise, the exercise of such right by Sublandlord shall not constitute a default or breach hereunder. To the extent that the Master Lease provides for the abatement of rent and other charges in respect of the Premises in the event of partial damage, destruction or condemnation, rent and other charges hereunder shall be abated in the same proportion and for the same time period.

         10.2 Sublandlord and Subtenant agree that the provisions of the Master Lease referred to in this Section 10.2 below shall be incorporated herein and applied to this Sublease only to the extent specifically set forth below, provided that such incorporation of these provisions for the benefit of Subtenant in the manner set forth below is not violative of the Master Lease and, if required under the Master Lease, is consented to in writing by Master
Landlord:

     (i) With respect to Sublandlord's parking rights under Section 26.Q of the Master Lease, Subtenant shall have the right at any time and from time to time during the term of this Sublease to lease one (1) of the "On Site Parking Spaces" in the Building on the same terms and conditions and at the same cost (from time to time) on which Sublandlord is entitled to lease such space under the Master Lease. Subtenant may exercise such right to lease, and may terminate any such lease, by delivery of thirty (30) days prior written notice to Sublandlord.

     (ii) With respect to Sublandlord's rights with respect to listings in the Building lobby directories under Section 26.R of the Master Lease, to the extent that Master Landlord does not make comparable building directory listings available to Subtenant without cost to Subtenant, then Sublandlord shall allocate to Subtenant, without cost to Subtenant,

          Subtenant's Proportionate Share (or less, at the option of Subtenant) of the directory listing space made available to Sublandlord under the Master Lease.

     (iii)Subtenant shall be entitled to any penalty payments paid by Landlord to Tenant pursuant to Section 26.X of the Master Lease in respect of curtain wall window breakage relating solely to the Premises. Sublandlord shall use reasonable due diligence to seek such payment on Subtenant's behalf and shall pay any amounts received from Master Landlord on Subtenant's behalf to Subtenant within thirty (30) days of receipt.

     (iv) With respect to Sublandlord's rights to use existing Building firestairs under Section 26.Z of the Master Lease, Subtenant shall have the right to use such stairs for access between 11th and 12th floors of the Building pursuant to all the same terms and conditions set forth in Section 26.Z of the Master Lease including that (a) such use shall be subject to all applicable governmental laws and regulations which may, at any time, prohibit or restrict such usage,
          (b) Subtenant, at its sole cost and expense, must install a card key or similar access system reasonably acceptable to both Master Landlord and Sublandlord on the stairwell side of each door leading into the Premises from such stairwells, (c) neither Master Landlord nor Sublandlord shall be responsible for any maintenance, decorating or other improvement of such stairwells, and such improvements shall be done at Subtenant's sole expense in accordance with the provisions of
          Section 19 hereof, and (d) Master Landlord and Sublandlord reserve the right to establish such reasonable rules and regulations as may be necessary with respect to Subtenant's use thereof.

     (v) To the extent Sublandlord is not charged by Master Landlord for lighting costs for the period from January 1 to April 30 of any calendar year during the Term pursuant to Section 6.A(ii) of the Master Lease, Subtenant shall similarly not be charged for such lighting costs.

11. Utilities and Services. Subtenant shall be entitled to all those services and utilities which the Master Landlord is required to provide to the Premises pursuant to Section 6 of the Master Lease at a cost to be paid by Subtenant as of the Commencement Date in accordance with Section 6 of the Master Lease. Subtenant shall look solely to the Master Landlord for the provision of such services and utilities and Sublandlord shall not be responsible for Master Landlord's failure to provide the same. To the extent that Master Landlord imposes additional charges under the Master Lease for any additional service or utility provided to the Premises beyond the basic services and utilities that are required to be supplied by the Master Lease, including but not limited to additional cleaning and after hours and/or supplemental HVAC, freight elevator charges, Subtenant shall pay for such charges, as additional rent, upon written demand therefor.

12. Notices. All notices and demands which may be or are required or permitted to be given by either party to the other party hereunder shall be in writing. All notices and demands by Sublandlord to Subtenant shall be sent by United States mail, postage prepaid, by commercial overnight delivery service (with verification of receipt requested) or by facsimile transmission (on business days only) with a confirming copy required to be sent by U.S. mail, addressed to Subtenant at the Premises, and to the address hereinbelow, or to such other place as Subtenant may from time to time designate in a notice to Sublandlord. All notices and demands by Subtenant to Sublandlord shall be sent by United States mail, postage prepaid, by commercial overnight delivery service (with verification of receipt requested) or by facsimile transmission (on business days only) with a confirming copy required to be sent by U.S. mail, addressed to Sublandlord at the address set forth herein, and to such other person or place as Sublandlord may from time to time designate in a notice to Subtenant. Delivery of any notice shall be effective three business days after date of mailing if sent by U.S. mail, the next business day after being sent, if delivered by overnight delivery service, or on the date of transmission if sent by facsimile on a business day prior to 4:00 p.m. EST (and if sent later than 4:00 p.m. EST, on the next business day).

-----------------------------------------   ------------------------------------

To Sublandlord:                             Ernst & Young U.S. LLP
                                            Sears Tower
                                            233 S. Wacker Drive
                                            Chicago, Il.  60606
                                            Attn:  Managing Partner
                                            Fax No.  312-879-3770
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With copies of any notice of default to:    Ernst & Young U.S. LLP
                                            Attn:  General Counsel's Office
                                            787 Seventh Avenue
                                            New York, NY  10019
                                            Fax No.  212-773-3896
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-----------------------------------------   ------------------------------------

To Subtenant:                               SPSS Inc.
                                            Sears Tower
                                            233 S. Wacker Drive, 11th Floor
                                            Chicago, Il.  60606
                                            Attn.:  Senior Director,
                                                    Corporate Administration
                                            Fax No.:
-----------------------------------------   ------------------------------------
-----------------------------------------   ------------------------------------

With a copy of any notice delivered         SPSS Inc.
prior to November 1, 1998 also to:          444 North Michigan Avenue
                                            Chicago, Illinois 60611-3962
                                            Attn:  Senior Director, Corporate
                                                   Administration
                                            Fax No.:  312-329-3560
-----------------------------------------   ------------------------------------

13. Time Periods for Performance. Notwithstanding the provisions of Section 10 of this Sublease, the time limits contained in the Master Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of tenant under the Master Lease, or for the exercise by the tenant thereunder of any right, remedy or option incorporated herein are changed for the purpose of incorporation herein by reference by shortening the same, in each instance, by five (5) days, so that, in each instance, Subtenant shall have five (5) days less time to observe or perform hereunder than Sublandlord has as tenant under the Master Lease. If the Master Lease, as incorporated herein, only allows five
(5) days or less for Subtenant to perform any act or to correct any failure relating to the Premises or this Sublease, then, except in the event of an emergency, Subtenant shall nevertheless be allowed three (3) days to perform any such act or correct any such failure.

14. Performance by Sublandlord; Quiet Enjoyment. Sublandlord agrees that it will pay all rent and other charges due and payable under the Master Lease with respect to the entire Master Premises as and when the same shall become due and payable, subject to Sublandlord's rights and remedies under the Master Lease, that Sublandlord will observe and perform all other obligations required to be observed or performed by tenant under the Master Lease with respect to the portion of the Master Premises not included in the Premises demised hereby, and that, subject to Subtenant's performance of its obligations under this Sublease, Sublandlord will maintain the Master Lease in full force and effect and in good standing.

         Sublandlord further covenants that Subtenant, upon paying the rent and the charges provided for herein and upon observing and performing all other terms, covenants, conditions and agreements contained herein, shall during the Term of this Sublease peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions and agreements hereof free from any hindrance by Sublandlord or any person claiming by, through or under Sublandlord.

15. Enforcement of Rights. If Master Landlord defaults in any of its obligations under the Master Lease, Subtenant shall be entitled, at its own cost, to participate with Sublandlord in any action undertaken by Sublandlord in the enforcement of Sublandlord's rights against Master Landlord. If Sublandlord elects not to take action, whether legal action or otherwise, for the enforcement of Sublandlord's rights against Master Landlord, Subtenant shall have the right to take such action in its own name and, for that purpose and only to such extent, all the rights of Sublandlord under the Master Lease with respect to the Premises shall be and are hereby conferred upon and assigned to Subtenant, and Subtenant shall be subrogated to such rights to the extent they apply to the Premises. Subtenant shall defend, indemnify and hold Sublandlord harmless from all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any such action by Sublandlord on Subtenant's behalf or by Subtenant.

16. Delivery of Possession. The Premises shall be delivered in their "as is" condition (as of the Commencement Date), broom clean, on the respective dates that the several portions of the Premises are required to be delivered pursuant to the terms hereof. Subtenant acknowledges that it has inspected the Premises and found them to be in acceptable condition. However, notwithstanding the foregoing, Sublandlord shall remove all the furniture and personal property (i) from the 11th floor of the Master Premises prior to the Commencement Date, and
(ii) from the

12th floor of the Master Premises prior to the Add-On Date.

17. Insurance. Subtenant shall comply with all of the insurance requirements and obligations of Sublandlord, as tenant under the Master Lease, and shall, whether required by the Master Lease or not, name Master Landlord and Sublandlord as additional insureds, as their interests may appear, on all policies of insurance required to be carried by Subtenant hereunder or thereunder. The parties mutually agree that (insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the State of Illinois), with respect to any property loss which is covered by insurance then being carried by Sublandlord or Subtenant, respectively, the party carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss; and the parties further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. If and to the extent such waiver can be obtained only upon payment of an additional charge, the party benefiting from the waiver shall pay such charge, upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver.

18. Subtenant's and Sublandlord's Indemnity. Subtenant shall defend, indemnify and hold harmless Sublandlord, its partners, employees, and agents, and Master Landlord, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney's fees, that Sublandlord, its partners, employees and agents, and Master Landlord may suffer, incur or be liable for by reason of or arising out of or related to the breach by Subtenant of any of the duties, obligations, liabilities or covenants applicable to Subtenant hereunder, Subtenant's occupancy or use of the Premises, any alterations, additions or modifications made to the Premises by Subtenant or Subtenant's negligence or willful misconduct. This indemnification shall survive termination of this Sublease.

         Sublandlord shall defend, indemnify and hold harmless Subtenant, its officers, directors, employees and agents, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorneys' fees, that Subtenant, its officers, directors, employees and agents may suffer, incur or be liable for by reason of or arising out of or related to the breach by Sublandlord of any of the duties, obligations, liabilities or covenants applicable to Sublandlord hereunder or Sublandlord's negligence or willful misconduct within or relating to the Master Premises. This indemnification shall survive termination of this Sublease.

19. Alterations. Notwithstanding anything in the Master Lease as incorporated herein to the contrary, before proceeding with any alteration, addition or improvement to the Premises (collectively, "Alteration"), Subtenant shall obtain the prior written consent of Sublandlord and Master Landlord and submit to Sublandlord and Master Landlord plans and specifications for the work to be done prepared by a licensed architect for Sublandlord's and Master Landlord's prior written consent. Subtenant shall reimburse Sublandlord, within ten (10) days of written demand therefor, for all of Sublandlord's reasonable, out-of-pocket costs incurred in connection with the review of Subtenant's plans and obtaining the consent of Master Landlord with respect thereto, including, without limitation, any costs imposed by Master Landlord pursuant to the terms of the Master Lease. Sublandlord shall not unreasonably withhold its consent to any such proposed work or plans and specifications, and Sublandlord shall describe with particularity any objection, and the reasons therefor, which it may have to any proposed work or plans or specifications. Sublandlord shall be required to respond within ten (10) days of receipt of any request from Subtenant for its consent to any Alteration provided that Subtenant sets forth such ten (10) day response period in its request for such consent. Subtenant shall deliver to Sublandlord, within five (5) days of request, a copy of Master Landlord's approval of Subtenant's plans for any Alteration. Subtenant acknowledges and agrees that, notwithstanding anything herein to the contrary, with respect to any of Subtenant's Alterations, Sublandlord shall have no responsibility whatsoever for the installation or proper functioning of, cost of correcting, or removal upon Sublease termination of any of Subtenant's Alterations or any compliance requirements of the Master Lease (including, without limitation, any costs imposed by Master Landlord with respect to its review of plans and/or supervision of work), and Subtenant shall bear the entire responsibility and liability therefor.

20.      Limitations on Sublandlord.

     (i) Subtenant acknowledges that Sublandlord has made no representations or warranties with respect to the Building or the Premises except as expressly provided in this Sublease.

     (ii) If Sublandlord assigns its leasehold estate in the entire Master Premises, Sublandlord shall have no obligation to Subtenant arising thereafter. Subtenant shall then recognize Sublandlord's assignee as sublessor under this Sublease.

     (iii) Sublandlord shall not be required to perform any of the covenants and obligations of Master Landlord under the Master Lease and, insofar as any of the obligations of the Sublandlord hereunder are required to be performed under the Master Lease by Master Landlord, Subtenant shall rely on and look solely to Master Landlord for the performance thereof.

21. Subtenant's Obligations upon Termination of this Sublease. Subtenant shall keep the Premises in good order and condition and as otherwise required pursuant to the Master Lease as incorporated herein. At the expiration or sooner termination of this Sublease, Subtenant shall surrender and deliver up the Premises "broom clean" and in the same condition as delivered by Sublandlord, except that (i) Subtenant shall not be required to remove any part of Subtenant's Work (as defined in Section 34 hereof), or any of its subsequent Alterations unless (a) with respect to either of the foregoing, Master Landlord, pursuant to the terms of the Master Lease requires such removal, or (b) with respect to any subsequent Alterations at the time of granting its consent to such Alteration, Sublandlord notified Subtenant that it will require removal of same upon Sublease termination; and (ii) ordinary wear and tear and damage by fire and other casualty shall also be excepted. Subtenant shall repair any damage to the Premises or the Building caused by Subtenant's move into or out of the Premises, the removal from the Premises of any property by or on behalf of Subtenant, and any damage otherwise caused by Subtenant its agents, contractors or employees. Any of Subtenant's personal property, fixtures or equipment which shall remain in the Premises after the expiration or sooner termination of this Sublease shall be deemed conclusively to have been abandoned and either may be retained by Sublandlord as its property or may be disposed of in such manner as Sublandlord may see fit, at Subtenant's sole cost and expense.

22. Subordination to the Master Lease. This Sublease is expressly subject and subordinate to the Master Lease. In the event of any termination of the Master Lease or reentry or dispossession by Master Landlord under the Master Lease, this Sublease shall terminate unless Master Landlord, at its sole option, elects to take over all of the right, title and interest of Sublandlord as sublessor under this Sublease and, in such case, Subtenant shall attorn to Master Landlord pursuant to the then executory provisions of this Sublease except that Master Landlord shall not be (i) liable for any previous act or omission of Sublandlord under this Sublease, (ii) subject to any offset not expressly provided in this Sublease which theretofore accrued to Subtenant against Sublandlord, (iii) bound by any previous modification of this Sublease unless consented in writing to by Master Landlord, or (iv) bound by any prepayment of more than one month's rent. Subtenant acknowledges that it has received a copy, and has reviewed the terms of, the Master Lease. In addition to Subtenant's obligations under this Sublease and to the extent not inconsistent with this Sublease, Subtenant shall observe and perform all of the terms, covenants and conditions of the Master Lease which Sublandlord, as tenant under the Master Lease, is obligated to observe and perform with respect to the Premises, as such terms, covenants and conditions of the Master Lease are incorporated herein pursuant to Section 10 of this Sublease. Subtenant shall indemnify and hold Sublandlord harmless from and against any and all claims, suits, liabilities, costs and expenses, including reasonable attorneys' fees and costs, asserted against or sustained by
Sublandlord under the Master Lease with respect to the Premises or resulting from a termination of the Master Lease caused by Subtenant. Subtenant shall not do, omit to do, or permit to be done or omitted any act in or related to the Premises which could or does constitute a breach or default under the terms of the Master Lease. If any of the express provisions of this Sublease shall conflict with any of the provisions of the Master Lease as incorporated herein, such conflict shall be resolved in favor of the express provisions of this Sublease.

23. Sublandlord's Access. Sublandlord and its agents and employees and Master Landlord shall have the right to enter the Premises in the event of an emergency, and at other reasonable times, from time to time, upon reasonable notice to Subtenant (which notice may be oral) to ascertain whether Subtenant is in compliance with the provisions of this Sublease, to make such repairs as Sublandlord deems necessary, and, in the case of Master Landlord, for all other purposes permitted under the Master Lease.

24. Interest on Unpaid Rent. All installments of monthly rent, and any other charges which are not paid by Subtenant when due shall bear interest from the date due until paid, at a rate set forth in Section 26.B of the Master Lease, in no event to exceed the maximum legal rate (the

"Interest Rate").

25. Repairs and Maintenance of the Premises. Any repair and maintenance obligations with respect to the Premises which are the responsibility of Sublandlord, as tenant under the Master Lease, shall be performed by Subtenant, at Subtenant's sole cost and expense. Subtenant shall promptly notify Sublandlord of the need of any such repair, even though Sublandlord shall not be responsible or liable therefor.

26. Consent or Approval of Master Landlord. If the consent or approval of Master Landlord is required under the Master Lease with respect to any matter relating to the Premises or this Sublease, it shall also be required of Sublandlord hereunder, except as otherwise expressly provided herein. Subtenant may request such consents and approvals concurrently. If Sublandlord grants any such consent or approval, such consent may be conditioned upon Subtenant's receipt of consent or approval from Master Landlord. Subtenant shall be required to deliver to Sublandlord a copy of any request for consent or approval delivered to Master Landlord and Master Landlord's response thereto within five (5) days of delivery or receipt, as the case may be. Sublandlord shall, if requested, assist Subtenant in obtaining such consent or approval from Master Landlord, but Sublandlord shall not be responsible for obtaining such consent or approval or any costs or expenses in connection therewith.

27. Holdover. If Subtenant holds possession of the Premises after the expiration or sooner termination of this Sublease, Subtenant shall become a tenant at sufferance on a day-to-day basis upon the terms specified herein at two hundred percent (200%) of the then existing monthly base rent and one hundred percent (100%) other charges payable hereunder. In addition, Subtenant shall be responsible for any and all damages suffered by Sublandlord, including, without limitation, holdover rent payable under the Master Lease, all damages or costs resulting from actions initiated by Master Landlord under the Master Lease and all direct damages or costs resulting from actions initiated by third parties as a result of such hold over. Such tenancy shall not constitute a renewal of this Sublease.

28. Liability of Sublandlord. Notwithstanding any other provision contained herein to the contrary, Subtenant shall look only to the assets of Sublandlord for the satisfaction of any liability of Sublandlord under the Sublease, it being expressly understood and agreed that any partner, officer, director, employee or agent of Sublandlord as an individual shall not be held personally liable for such obligations and Subtenant shall not pursue satisfaction of any judgment against Sublandlord against the assets of any individual partner, officer, director, employee or agent of Sublandlord.

29. Right to Cure Subtenant's Defaults. If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder, then Sublandlord shall have the right, but not the obligation, after the lesser of five (5) days' notice to Subtenant or the time within which Master Landlord may act on Sublandlord's behalf under the Master Lease, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublandlord shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other professionals, and incur and pay attorneys' fees and other costs reasonably required in connection therewith. Subtenant shall pay to Sublandlord upon demand all sums so paid by Sublandlord and all incidental costs and expenses of Sublandlord in connection therewith, together with interest thereon at the Interest Rate.

30. Survival. Except as otherwise set forth in this Sublease, any obligations of Subtenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Sublandlord), shall survive the expiration or sooner termination of this Sublease, and Subtenant shall immediately reimburse Sublandlord for any expense incurred by Sublandlord in curing Subtenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Sublandlord following the expiration or earlier termination of this Sublease).

31. Brokers. Sublandlord and Subtenant warrant and represent that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease except for LaSalle Partners Management (Illinois) Limited Partnership ("LaSalle"), and that they know of no other real estate broker or agent who is or might be entitled to a commission in connection with this Sublease. Sublandlord agrees that it shall be responsible for any commission which may be owed to LaSalle in connection with this Sublease pursuant to a separate agreement. Sublandlord and Subtenant each agree to indemnify, defend and hold the other party harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with a breach of the representation contained in this section.

32. Consent by Master Landlord. This Sublease is subject to Sublandlord's obtaining the prior written consent of Master Landlord and, if required under the terms of the Master Lease, the consent of Master Landlord's lender (together the "Required Consent"). Sublandlord agrees to use all reasonable efforts to obtain the Required Consent within ten (10) days from the date the Sublease is submitted to Master Landlord for its consent, it being understood and agreed that Sublandlord shall submit this Sublease to Master Landlord for its consent as soon as reasonably possible after the date of full execution and delivery hereof but in no event prior to April 1, 1997. If the Required Consent is not obtained within ten (10) days after the execution and delivery hereof by Sublandlord and Subtenant, then Subtenant at its option, exercisable by delivery of written notice to Sublandlord, may terminate and cancel this Sublease. Sublandlord shall not be entitled to terminate and cancel this Sublease (i) unless and until Master Landlord, pursuant to the provision of the Master Lease delivers to Tenant written notice that the Required Consent has been denied, or
(ii) if Master Landlord has failed to deliver the Required Consent to Sublandlord within forty-five (45) days of the date this Sublease is submitted to Master Landlord for such consent notwithstanding that Sublandlord has used commercially reasonable efforts to obtain the Required Consent. Upon any termination and cancellation of this Sublease by either Subtenant or Sublandlord pursuant to the foregoing provisions of this Section 32, this Sublease shall be null and void and neither party shall have any further liability to the other on account of or under any of the terms and provisions of this Sublease (except for any liability due to the wrongdoing of the respective party).

33. Submission of Sublease to Subtenant. The submission by Sublandlord to Subtenant of this Sublease shall have no binding force or effect, shall not constitute an option for the subleasing of the Premises nor confer any rights or impose any obligations upon either party until the execution thereof by Sublandlord and the delivery of an executed original copy thereof to Subtenant or its representative.

34.      Improvements to Premises.

         34.1 Subtenant's Work. Subtenant intends to install certain initial Alterations in the 11th and 12th floors of (the "11th Floor Alterations" and the "12th Floor Alterations," respectively) at its sole cost and expense, subject to Sublandlord's obligation to provide the Work Allowance pursuant to Section 34.4. The 11th Floor Alterations and the 12th Floor Alterations shall be referred to together as the "Alterations." Subtenant hereby covenants and agrees that Subtenant will, in a good and workmanlike manner, make and complete such work and installation in and to the Premises expeditiously and in such a manner so that the Premises will be executive and general offices of a standard consistent with the nature and quality of the Building. Sublandlord and Subtenant agree that such work shall be subject to the provisions of Section 19 hereof as well as any applicable provisions of the Master Lease. The work set forth in Subtenant's final plans for the Alterations approved in writing by Master Landlord and Sublandlord shall hereinafter be called "Subtenant's Work". The
11th Floor Alterations shall be the first phase ("First Phase") of the Alterations and shall commence within sixty (60) days after the Commencement Date. The 12th Floor Alterations shall be the second phase ("Second Phase") of the Alterations and shall commence within thirty (30) days after the Add-On Date.

     34.2 Plan Approval. Notwithstanding anything to the contrary set forth in the Master Lease, the following provisions shall apply to Subtenant's Work:

          34.2.1 The final plans for both phases of Subtenant's Work and any changes thereto shall be submitted by Subtenant to Sublandlord and Master Landlord for their written approval before Subtenant shall commence any portion of Subtenant's Work. Any reasonable, out-of-pocket costs incurred by Sublandlord in connection with the review of Subtenant's plans and/or the supervision of Subtenant's Work, including any costs imposed by Master Landlord on Sublandlord in connection with Master Landlord's review of such plans and/or supervision of Subtenant's Work pursuant to the terms of the Master Lease, shall be reimbursed by Subtenant to Sublandlord within ten (10) days of written demand. Prior to commencing the work set forth therein, or within five (5) days of Sublandlord's request, whichever shall occur first, Subtenant shall deliver to Sublandlord a copy of Master Landlord's approval of Subtenant's final plans and any changes thereto. Sublandlord shall not unreasonably withhold its consent to Subtenant's plans and shall describe with particularity any objection, and the reasons therefor, which Sublandlord may have. Sublandlord shall be required to respond within ten (10) days of receipt of any request from Subtenant for Sublandlord's consent to any such final plans provided that Subtenant sets forth such ten (10) day response period in its request for such consent. Upon completion of Subtenant's Work, Subtenant shall deliver to Sublandlord final "as-built" drawings for such work.

          34.2.2 Subtenant acknowledges and agrees that, notwithstanding anything herein to the contrary, Sublandlord shall have no responsibility whatsoever for the installation or proper functioning of, cost of correcting, or any removal upon Sublease termination required pursuant to Section 21 hereof of any portion of Subtenant's Work and Subtenant shall bear the entire responsibility and liability therefor.

          34.2.3 Any contractors used by Subtenant to perform Subtenant's Work shall be subject to the prior written approval of Master Landlord and Sublandlord. Sublandlord shall not unreasonably withhold its approval to any contractors proposed by Subtenant and shall grant or deny approval, as the case may be, within ten (10) days of receipt of Subtenant's written request provided that such written request sets forth such ten (10) day approval period. If required by Master Landlord pursuant to the terms of the Master Lease, Subtenant shall be required to use Master Landlord's Building architectural and engineering firms to do any structural and/or mechanical/electrical /plumbing engineering work, respectively.

         34.3 Work Allowance. Sublandlord shall provide to Subtenant a total allowance amount of $2,983,320 (the "Work Allowance"). The Work Allowance shall be available for "Subtenant's Work Cost," which, as used herein, shall mean only Subtenant's architectural and design fees and the direct construction costs of Subtenant's Work, including, without limitation, permit and filing fees, but expressly excluding furniture, equipment, trade fixtures, attorneys' and accountants' fees, and moving costs. To the extent any portion of the Work Allowance remains available after payment of Subtenant's Work Cost, such remaining amount shall be applied to the rent and other charges next becoming payable under this Sublease. In the event the Subtenant's Work Cost exceeds the Work Allowance, Subtenant shall be entirely responsible for such excess.

         34.4 Payment. Provided that Subtenant is not in default hereunder, the Work Allowance shall be payable to Subtenant by Sublandlord in installments, or in its entirety (if Subtenant makes only one application for payment upon completion of Subtenant's Work) as requested by Subtenant within thirty (30) days after written requisition from Subtenant for disbursement which requisition shall be accompanied by (i) copies of all invoices for such portion of the Subtenant's Work which has been completed and for which payment is sought, which are certified in writing by an officer or partner of Subtenant to have been paid; (ii) copies of lien waivers obtained from all Subtenant's contractors, subcontractors and suppliers to be paid from the requested payment, provided that the waivers by subcontractors and suppliers may be thirty (30) days in arrears, and (iii) a certificate signed by Subtenant's architect and an officer of Subtenant certifying that such portion of Subtenant's Work has been satisfactorily completed substantially in accordance with the final plans approved by Master Landlord and Sublandlord (or in accordance with any changes to such final plans to which Sublandlord and Master Landlord shall have given their written approval). It is acknowledged and agreed that Sublandlord shall not be obligated to make more than one interim disbursement of the Work Allowance with respect to the First Phase of Subtenant's Work prior to completion of the First Phase and one final disbursement with respect to the First Phase after the completion thereof, and not more than one interim disbursement of the Work Allowance with respect to the Second Phase of Subtenant's Work prior to completion of the Second Phase and one final disbursement with respect to the Second Phase after the completion thereof, plus, at Subtenant's option, one additional disbursement after completion of all of Subtenant's Work. Notwithstanding any other provision hereof, there shall be no final disbursement of the Work Allowance with respect to either phase of Subtenant's Work until Subtenant has (a) delivered to Sublandlord a copy of all necessary governmental sign-offs and approvals necessary for Subtenant's legal occupancy of the portion of the Premises as to which such work relates (including, without limitation, a temporary or permanent certificate of occupancy) to the extent such governmental sign-offs and approvals are typically issued under prevailing industry standards prior to an office tenant's occupancy, and (b) met all requirements of this Sublease and of Master Landlord as may be imposed pursuant to the Master Lease with respect to such work. In the event Sublandlord fails to pay any properly payable installment of the Work Allowance when payable in accordance with the foregoing, provided that Subtenant delivers written notice to Sublandlord that such payment is past due, such unpaid amount shall bear interest until paid at the same rate as provided in Section 24 hereof with respect to unpaid rent, and, if not sooner paid, Subtenant shall have the right to offset any such due and unpaid Work Allowance, plus any interest accrued thereon, to the rent and other charges next becoming due hereunder.

         34.5 Inspection. At any and all times during the progress of Subtenant's Work, representatives of Sublandlord and Master Landlord shall have the right of access to the Premises and inspection thereof; provided, however, that neither Sublandlord nor Master Landlord shall incur any liability, obligation or responsibility to Subtenant or any third party by reason of such access and inspection.

35. Rent Abatement. Pursuant to Section 6.1 of this Sublease no monthly base rent is payable from the Commencement Date until November 1, 1998 (the "Abatement Period"). If Subtenant's right to possession of the Premises is terminated because of Subtenant's default under this Sublease, Sublandlord may recover from Subtenant, in addition to any other damages due Sublandlord under the terms and conditions of the Sublease, the unearned amount of base rent abatements computed in accordance with the last paragraph of Section 22 of the Master Lease assuming that the base rent on the Premises subject to this Sublease from time-to-time during the Abatement Period would have been $17.50 per rentable square foot per annum.

36. Signs. Subtenant shall not be entitled to any signs on the entrance to its Premises except as first approved in writing by Master Landlord. Subtenant shall bear all costs and expenses associated with any such signs and shall remove the same upon expiration of the Term and repair any damage to the Building caused by such removal at its sole expense.

37.      Estoppel Certificate.

         37.1 Subtenant agrees that from time to time (but not more frequently than twice each year and also in connection with any sale, assignment or financing by Sublandlord) upon not less than fifteen (15) days prior written request by Sublandlord (or such shorter period as may be required to comply with a request from Master Landlord pursuant to the terms of the Master Lease but in no event less than five (5) business days. Subtenant shall deliver to Sublandlord any estoppel certificate required in accordance with Section 18 of the Master Lease as incorporated herein, whether for the benefit of Master Landlord or Sublandlord.

         37.2 Sublandlord agrees that from time to time upon not less than fifteen (15) days prior written request by Subtenant (but not more frequently than twice each year and also in connection with any sale, assignment sublease or financing by Subtenant), Sublandlord shall deliver to Subtenant a statement in writing certifying (a) that this Sublease is unmodified and in full force and effect (or if there have been modifications that the Sublease, as modified, is in full force and effect); (b) the dates to which the rent and other sums payable under this Sublease have been paid; (c) that, to Sublandlord's knowledge, without independent investigation neither Sublandlord nor Subtenant is in default under any provision of this Sublease, or, if in default, the nature thereof in reasonable detail; and (d) such other matters comparable to the matters contained in Exhibit H to the Master Lease.

         In the event Sublandlord fails to deliver such statement to Subtenant within such 15-day period, such failure, if not cured within an additional 15-day period after delivery of written notice thereof (accompanied by such information with respect to such foregoing certifications as Subtenant considers accurate) shall be deemed a certification by Sublandlord that the Sublease is in full force a and effect, that no rent has been paid more than one month in advance and that to Subtenant's knowledge neither Sublandlord nor Subtenant are in default hereunder.

         This Sublease has been executed on the day and year first written above.

SUBLANDLORD:                                  SUBTENANT:

Ernst & Young U.S. LLP                        SPSS Inc.


By /s/ Jack Staley                            By  /s/ Edward Hamburg
Name:                                         Name: Edward Hamburg
           Partner                            Title: Executive Vice President


                                              By_________________________
                                              Name:
                                              Title:

                                    EXHIBIT A


                       (Attach Master Lease & Amendments)